Exhibit 21.1

Subsidiaries of the Registrant

Name	Jurisdiction of Incorporation
Actavis (MEEA) FZE (UAE)	United Arab Emirates
Actavis GmbH	Austria
Actavis Australia Pty Ltd.	Australia
Actavis Pharma Pty Ltd. (f/k/a Watson Pharma Pty Ltd)	Australia
Actavis Pty Ltd (f/k/a/ Ascent Pharmaceuticals Pty Ltd)	Australia
Ascent Australia Pty Ltd	Australia
Ascent Pharmahealth Pty Ltd	Australia
Eremad Pty Ltd.	Australia
Medis Pharma Pty Ltd. (f/k/a Spirit Pharmaceuticals Pty Ltd)	Australia
Warner Chilcott Australia Pty. Ltd.	Australia
Willow Pharmaceuticals (Australia) Pty Ltd.	Australia
Ascent Pharma Pty Ltd.	Australia
Estetra SPRL	Belgium
Femalon SPRL	Belgium
Odyssea Pharma SPRL	Belgium
Uteron Pharma Operations SPRL	Belgium
Uteron Pharma SPRL	Belgium
Uteron Pharma Technologies SPRL	Belgium
Warner Chilcott Pharmaceuticals B.V.B.A.	Belgium
Actavis EAD	Bulgaria
Actavis Operations EOOD	Bulgaria
Balkanpharma Dubnitza AD	Bulgaria
Balkanpharma Securitiy EOOD	Bulgaria
Balkanpharma Troyan AD	Bulgaria
Opening Pharma Bulgaria EOOD	Bulgaria
Schein Pharmaceutical Ltd	Bermuda
Warner Chilcott Holdings Company II, Limited	Bermuda
Warner Chilcott Holdings Company III, Limited	Bermuda
Warner Chilcott Limited	Bermuda
Actavis Farmaceutica LTDA (f/k/a Arrow Farmaceutica LTDA)	Brazil
Actavis Canada Company (f/k/a Arrow Pharmaceuticals)	Canada
Actavis Pharma Company (f/k/a Cobalt Ph. & Arrow Ph. OTC)	Canada
3242038 Nova Scotia Company	Canada
Abri Pharmaceuticals Company	Canada
Warner Chilcott Canada Co.	Canada
Actavis Specialty Pharmaceuticals (f/k/a Watson Pharma Co)	Canada
Actavis S.a.r.l. Steinhausen branch	Switzerland
Actavis Switzerland AG	Switzerland
Oncopharma AG	Switzerland
Warner Chilcott Pharmaceuticals S.Ã .r.l.	Switzerland
Marrow Pharmaceuticals Research & Development Co Ltd.	China
Med All Enterprise (Shanghai) Co. Ltd.	China / Shanghai
Actavis (Cyprus) Ltd.	Cyprus
Balkanpharma Healthcare International (Cyprus) Ltd.	Cyprus
Paomar Plc.	Cyprus
Actavis CZ a.s.	Czech Republic
Actavis Deutschland GmbH & Co. KG	Germany
Actavis Holding Germany GmbH	Germany
Actavis Management GmbH	Germany
Medis Pharma GmbH	Germany
Warner Chilcott Deutschland GmbH	Germany
Actavis A/S	Denmark
Actavis Nordic A/S	Denmark

Arrow Group ApS	Denmark
Arrow Pharma ApS	Denmark
Colotech A/S	Denmark
Medis-Danmark A/S	Denmark
Arrow ApS	Denmark
Actavis Spain S.A.	Spain
Warner Chilcott Iberia S.L.U.	Spain
Actavis OY (Finland)	Finland
Actavis France SAS	France
Arrow Generiques SAS	France
Medis Pharma France SAS	France
Warner Chilcott France SAS	France
Actavis Holdings UK II Ltd.	UK
Actavis Holdings UK Ltd.	UK
Actavis UK Ltd.	UK
Arrow Generics Ltd.	UK
Arrow No7 Ltd.	UK
Bowmed Ltd.	UK
Breath Limited	UK
Chilcott UK Limited	UK
Eden Biodesign Ltd.	UK
Eden Biopharm Group Ltd.	UK
Eden Biopharm Ltd.	UK
Actavis Isle of Man Ltd.	Isle of Man
Milbook (NI) Limited	UK
Nicobrand Limited	UK
PB North America	UK
Warner Chilcott Acquisition Limited	UK
Warner Chilcott Pharmaceuticals UK Limited	UK
Warner Chilcott Research Laboratories Limited	UK
Warner Chilcott UK Limited	UK
WC Pharmaceuticals I Limited	Gibraltar
WC Pharmaceuticals II Limited	Gibraltar
Alet SA	Greece
Specifar SA	Greece
Arrow Pharma HK Ltd.	Hong Kong
Ascent Pharmahealth Hong Kong Ltd.	Hong Kong
Actavis Hong Kong Limited	Hong Kong
Actavis Hungary Kft	Hungary
PT Actavis Indonesia	Indonesia
Actavis Ireland Holding Limited	Ireland
Actavis Ireland Ltd.	Ireland
Selamine Ltd.	Ireland
Warner Chilcott (Ireland) Limited	Ireland
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott plc	Ireland
Arrow Blue Ltd	Israel
Actavis Pharma Development Centre Pvt Ltd.	India
Actavis Pharma Private Ltd.	India
Lotus Laboratories Private Ltd.	India
Watson Pharma Private Ltd. - Mumbai	India
Actavis ehf	Iceland
Actavis Group ehf	Iceland
Actavis Group PTC ehf	Iceland
Actavis Pharma Holding 4 ehf (APH4)	Iceland
Actavis Pharma Holding 5 ehf (APH5)	Iceland
Medis ehf	Iceland

Actavis Italy S.p.A.	Italy
Warner Chilcott Italy S.r.l.	Italy
Actavis KK	Japan
UAB Actavis Baltic	Lithuania
UAB Actavis Baltic Estonia Branch	Estonia
UAB Actavis Baltic Latvia Branch	Latvia
Actavis Acquisition 1 S.a.r.l. (f/k/a Watson PhS. a r.l.)	Luxembourg
Actavis Acquisition 1 S.a.r.l. Irish Branch	Ireland
Actavis Acquisition 2 S.a.r.l. (f/k/a Watson Ph Actavis S. a r.l.)	Luxembourg
Actavis Capital S.a.r.l.(f/k/a Actavis WC Holding S. a r.l.)	Luxembourg
Actavis Finance S.a.r.l.	Luxembourg
Actavis Holding 2 S.a.r.l. (f/k/a WatsonPhHldg 2 S.a r.l.)	Luxembourg
Actavis International Holding S.a.r.l. (f/k/aWatsonPhHldg.)	Luxembourg
Actavis Pharma Holding S.a.r.l. (f/k/a WatsonPharma S.a r.l.)	Luxembourg
Actavis WC 1 S.a r.l. (f/k/a WC Luxembourg S. a r.l.)	Luxembourg
Actavis WC 2 S.a r.l. (f/k/a WC Luxco S.aÂ r.l.)	Luxembourg
Actavis WC 3 S.a r.l. (f/k/a WC Luxco Holdings S.aÂ r.l. )	Luxembourg
Actavis, Inc. II SCS	Luxembourg
Actavis, Inc. SCS (f/k/a Watson Pharmaceuticals, Inc. SCS)	Luxembourg
Actavis S.a.r.l.	Luxembourg
Actavis Finance S.a r.l. Co.	Luxembourg
Actavis Malta Ltd.	Malta
Actavis Export International Ltd.	Malta
Actavis International Ltd.	Malta
Actavis Ltd.	Malta
Arrow International Ltd.	Malta
Arrow Pharma (Malta) Ltd.	Malta
Arrow Pharmaceutical Holdings Ltd.	Malta
Arrow Supplies Ltd.	Malta
Little John Ltd.	Malta
Robin Hood Holdings Ltd.	Malta
Marrow Holdings Ltd.	Malta
Arrow Laboratories Ltd.	Malta
Actavis S. de R.L. de C.V.	Mexico
Actavis Pharma S. de R.L. de C.V. (f/k/a WatsonPh. S. de RL de CV)	Mexico
Watson Laboratories S. de R.L. de C.V.	Mexico
Actavis Sdn. Bhd (f/k/a Ascent PharmahealthMalaysiaSdn.)	Malaysia
Actavis BV	Netherlands, The
Actavis Dutch Holding BV	Netherlands, The
Actavis Holding Asia BV	Netherlands, The
Actavis Holding BV	Netherlands, The
Actavis Holding CEE BV	Netherlands, The
Actavis Holding NWE BV	Netherlands, The
GM Invest BV	Netherlands, The
PharmaPack International BV	Netherlands, The
Arrow Pharma Holdings BV	Netherlands, The
Warner Chilcott Nederland B.V.	Netherlands, The
Actavis Norway A/S	Norway
Arrow Pharma AS	Norway
Actavis New Zealand Limited (f/k/a Arrow Pharm (NZ) Ltd)	New Zealand
Spirit Pharmaceuticals NZ Pty Ltd.	New Zealand
Actavis Polska Sp. z.o.o.	Poland
Biovena Pharma Sp. z.o.o.	Poland
Arrow Poland SA	Poland
Warner Chilcott Company, LLC	Puerto Rico
Anda Puerto Rico, Inc	Puerto Rico
Actavis A/S Sucursal Portugal Branch	Portugal

Arrowblue Productos Farmaceuticos SA	Portugal
Actavis SRL	Romania
Sindan Pharma SRL	Romania
Actavis d.o.o. Belgrade	Serbia
Zdravlje AD	Serbia
Zdravlje Trade d.o.o.	Serbia
Open Pharma LLC	Russia
LLC Actavis	Russia
Actavis AB	Sweden
Actavis Holding AB	Sweden
Arrow Lakemedel AB	Sweden
Recept Pharma RP AB	Sweden
Actavis Asia Pacific Pte. Ltd.	Singapore
Ascent Pharmahealth Asia Pte Ltd	Singapore
Drug House of Australia Pte Ltd	Singapore
Arrow Pharma d.o.o.	Slovenia
Actavis S.r.o.	Slovak Republic
Actavis Istanbul Ilac Sanayive Ticaret Ltd. Sirketi	Turkey
Actavis Ilaclari AS	Turkey
International Generics Co. Ltd.	Taiwan
Actavis Ukraine LLC	Ukraine
Actavis Elizabeth, LLC	US - Delaware
Actavis Kadian LLC	US - Delaware
Actavis LLC	US - Delaware
Actavis Mid Atlantic, LLC	US - Delaware
Actavis Pharma Inc.(f/k/a Watson Pharma, Inc.)	US - Delaware
Actavis South Atlantic, LLC	US - Delaware
Actavis Totowa LLC	US - Delaware
Actavis US Holding LLC	US - Delaware
Actavis W.C. Holding Inc.	US - Delaware
Actavis, Inc.	US - Nevada
Ancirc Pharmaceuticals	US - New York
Anda Inc.	US - Florida
Anda Marketing, Inc.	US - Florida
Anda Pharmaceuticals, Inc.	US - Florida
Anda Veterinary Supply Inc.	US - Florida
Andrx Corporation	US - Delaware
Andrx Laboratories (NJ)	US - Delaware
Andrx Labs LLC	US - Delaware
Andrx Pharmaceuticals (Mass), Inc.	US - Florida
Andrx Pharmaceuticals (NC) Equipment LLC	US - Delaware
Andrx Pharmaceuticals (NC), Inc.	US - Florida
Andrx Pharmaceuticals Equipment #1, LLC	US - Florida
Andrx Pharmaceuticals Sales and Marketing, Inc.	US - Florida
Andrx Pharmaceuticals, LLC	US - Delaware
Andrx South Carolina I, Inc.	US - South Carolina
Circa Pharmaceuticals West, Inc.	US - California
Circa Sub	US - New York
Cobalt Laboratories LLC	US - Delaware
Coventry Acquisition, LLC	US - Delaware
Cybear, LLC	US - Delaware
Del Mar Indemnity Co. Inc.	US - Hawaii
Eden Biodesign Inc.	US - Delaware
Makoff R&D Laboratories, Inc.	US - California
Marsam Pharma, LLC	US - Delaware
MSI, Inc	US - Delaware
Natrapac Inc.	US - Utah

R&D Ferriecit Capital Resources, Inc.	US - California
R&D New Media Services Inc.	US - California
R&D Pharmaceutical, Inc.	US - California
R&D Research & Development Corp.	US - California
Royce Laboratories, Inc.	US - Florida
Royce Research & Development Limited Partnership I	US - Florida
Royce Research Group, Inc.	US - Florida
Rugby Laboratories, Inc.	US - New York
RxAPS, Inc.	US - Florida
Schein Bayer Pharmaceutical Services, Inc.	US - Delaware
Schein Pharmaceutical International, Inc.	US - Delaware
SR Six, Inc.	US - Florida
The Rugby Group, Inc.	US - New York
Valmed Pharmaceuticals, Inc.	US - New York
Warner Chilcott (US), LLC	US - Delaware
Warner Chilcott Corporation	US - Delaware
Warner Chilcott Finance LLC	US - Delaware
Warner Chilcott Leasing Equipment Inc.	US - Delaware
Warner Chilcott Sales (US), LLC	US - Delaware
Watson Cobalt Holdings, LLC	US - Delaware
Watson Diagnostics Inc.	US - Delaware
Watson Laboratories Inc. (Connecticut)	US - Connecticut
Watson Laboratories Inc. (Corona)	US - Nevada
Watson Laboratories Inc. Ohio	US - New York
Watson Laboratories LLC	US - Delaware
Watson Laboratories, Inc. (Arizona)	US - Delaware
Watson Laboratories, Inc. (Copiague)	US - New York
Watson Laboratories, Inc. (Salt Lake City)	US - Delaware
Watson Laboratories, Inc. Florida	US - Florida
Watson Management Corporation	US - Florida
Watson Manufacturing Services, Inc.	US - Delaware
Watson Pharmaceuticals (NJ) Inc.	US - Delaware
Watson Therapeutics, Inc.	US - Florida
Actavis Puerto Rico Holdings, Inc.	US- Delaware
Seeker Investments Limited	British Virgin Islands
Soosysoo Ltd.	British Virgin Islands
Watson Pharmaceuticals (Asia) Ltd.	British Virgin Islands
Watson Pharmaceuticals China Limited	British Virgin Islands
Watson Pharmaceuticals International Ltd.	British Virgin Islands
WP Holdings Ltd.	British Virgin Islands
Arrow Pharma Tender (Pty) Ltd.	South Africa
Pharmascript Pharmaceuticals Ltd.	South Africa
Referral-Net (Pty) Ltd.	South Africa
Scriptpharm Marketing (Pty) Ltd.	South Africa
Scriptpharm Risk Management (Pty) Ltd.	South Africa
Spear Pharmaceuticals (Pty) Ltd.	South Africa
Watson Pharma (Pty) Ltd.	South Africa
Watson Pharma Holdings South Africa (Pty) Ltd.	South Africa
Watson Pharma No 1 (Pty) Ltd.	South Africa
Zelphy 1308 (Pty) Ltd.	South Africa
Makewhey Products (Pty) Ltd.	South Africa